EXHIBIT 10.22

Confidential material omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.

MANUFACTURING SERVICE AGREEMENT

This Manufacturing Service Agreement is made and entered into as of September 9, 2005 (the “Effective Date”), by and between

Merrimack Pharmaceuticals, Inc., a company organized and existing under the laws of the Commonwealth of Massachusetts, having its principal place of business at 101 Binney Street, Cambridge, Massachusetts 02142 (“Merrimack”), and

GTC Biotherapeutics, Inc., a corporation organized and existing under the laws of the Commonwealth of Massachusetts, having its principal place of business at 175 Crossing Boulevard, Framingham, MA 01701-9322 (“GTC”).

STATEMENT OF FACTS

Merrimack and GTC have entered into a Master Agreement (dated the date hereof) which sets forth certain business and legal considerations which will govern this Manufacturing Service Agreement.

Merrimack desires to purchase from GTC, and GTC desires to provide, certain Manufacturing Services relating to the manufacture of Merrimack Product for the use in Phase I and Phase II clinical trials.

Now, therefore, in consideration of the mutual covenants and agreements contained in the Master Agreement and this Manufacturing Service Agreement and any Exhibits annexed hereto, the Parties, intending to be legally bound, agree as follows:

ARTICLE I

INTERPRETATION AND APPLICATION

1.1 Defined Terms. In addition to terms otherwise defined in this Manufacturing Service Agreement, the following terms have the specified meanings for purposes of this Manufacturing Service Agreement:

“Breeding” means the process by which Merrimack’s transgenic animals are impregnated by either natural or artificial methods and the process by which GTC’s non Tg females are bred with Merrimack’s Tg males, in each case in order to expand the herd of Merrimack animals or for the production of Source Material

“Campaign” means a discreet period of time for the production of Merrimack Product The Campaign commences when the first collection of Source Material starts in the Source Material Collection Suite and ends upon the termination of Source Material

Confidential material omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.

Collection as determined by the production schedule. In reference to the processing of Source Material, the Campaign commences on the first date of Source Material processing and terminates on the last day of processing as defined in the production schedule.

“Drug Product” shall mean formulated, sterile, vialed MM-093 drug substance.

“Extended Campaign” means a discreet period of time for the production of Merrimack Product that has been added on to an ongoing Campaign based upon the submission of an updated Binding Forecast (as defined in Section 2.10) by Merrimack to GTC.

“cGMP” shall have the meaning set forth in the Quality Agreement.

“EMEA” means the European Medicines Agency of the European Union or any successor entity thereto.

“FDA” means the United States Food and Drug Administration or any successor entity thereto.

“GTC Premises” means those facilities either located at GTC’s’ ************ or Framingham, Massachusetts sites used for the collection, processing, or testing of Merrimack Product.

“Manufacturing Service Agreement” means this Manufacturing Service Agreement and all Exhibits hereto entered into by and between Merrimack and GTC, as amended or modified from time to time by mutual written agreement of the Parties.

“Manufacturing Services” means animal breeding, Source Material collection, Source Material clarification, product testing and the Purification Run. The extent and scope of these services may be amended by the Parties from time to time.

“Master Agreement” means an agreement entered into and dated the date hereof between GTC and Merrimack which sets forth the principal legal and business rights and obligations of the Parties.

“Merrimack Product” means Merrimack’s pharmaceutical product known as MM-093, which is recombinant human Alpha Fetoprotein produced in the milk of transgenic goats. In reference to this Agreement, Merrimack Product means Source Material and/or Starting Material.

“Product Specifications” means a mutually agreed upon set of manufacturing and quality control specifications, as specified in the Quality Agreement.

“Production Record” means the batch production records and test methods, as defined in Exhibit 7 that are specific to the phases of production for Merrimack Product and which are required by GTC to produce Merrimack Product and as further set forth in Section 4 of the Quality Agreement.

Confidential material omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.

“Purification Run” means a single Process II Purification run at Pilot Scale C producing MM-093 Purified Bulk Drug Substance suitable for Phase I or II human clinical studies.

“Purified Bulk Drug Substance” means the output of the MM-093 purification process.

“Quality Agreement” means the terms of the Quality Agreement between the parties attached hereto as Exhibit 2 and incorporated herein by reference.

“Quality System” means the ancillary quality support system that governs the overall operation of the GTC Premises in compliance with the Regulatory Requirements.

“Regulatory Requirements” means the guidelines for Source Material Collection, Source Material clarification, and product testing and the cGMPs in effect at the particular time, issued or required by the FDA and/or EMEA and any statute, regulation, and guideline applicable to the Merrimack Product, as appropriate for the methods to be used in, and the facilities and controls to be used for, the manufacture, processing, packing and holding of the Merrimack Product in order for the Merrimack Product to be used in Phase I or II Clinical Trials in Europe and/or the United States.

“Source Material” means milk which contains Merrimack Product collected from Merrimack’s’ transgenic goats.

“Source Material Collection Suite” means certain areas in Building 32 or equivalent space located at the GTC Premises where collection of Merrimack Source Material occurs.

“Source Material Segment” means a volume of Source Material collected from either a single or multiple animals during one discrete milk collection process. Typically there are two segments generated per day.

“Source Material Processing Suite” means certain areas in Building 22 or equivalent space located at the GTC Premises where TFF Clarification Process of Merrimack Source Material occurs.

“Starting Material” means an intermediate stage of Merrimack Product which is a result of processing Source Material through the TFF Clarification Process.

“Suite Occupancy” means the amount of time, measured in days, during which Manufacturing Services are performed within the dedicated suite(s). Suite Occupancy applies to the Source Material Collection Suite for each day that Source Material is collected through to the last day of Source Material Collection in the Suite, and Source Material Processing Suite for a period from the commencement of the TFF Clarification Process through to the last day of the TFF Clarification Process for a Campaign or Extended Campaign. The production schedule of a Campaign or Extended Campaign may include periods when Source Material is collected but not intended for the production of Starting Material. ”Suite Occupancy” for the Source Material Processing Suite will not include such periods.

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ARTICLE II

SERVICES

2.1	Manufacturing Services GTC agrees to use reasonable efforts to provide and deliver the Manufacturing Services to Merrimack, on the terms set forth in this Manufacturing Service Agreement (including the Exhibits), in compliance with the Regulatory Requirements and Product Specifications as specified in the Production Record and in compliance with the Quality Agreement.

2.2	Delivery All Merrimack Product shall be delivered by GTC in accordance with Section 9.2 of the Quality Agreement to a common carrier specified by Merrimack for shipment to Merrimack or its designee F.C.A. the GTC Premises (Incoterms 2000).

2.3	Facilities; Staffing; Supplies

(a)	GTC shall provide the Manufacturing Services at the GTC Premises. GTC shall maintain facilities, staffing, equipment and Quality Systems as are sufficient to ensure that it has the ability to perform the Manufacturing Services in accordance with the terms and timelines of this Manufacturing Service Agreement (including the Exhibits), the Regulatory Requirements for the manufacture of Phase I or Phase II material and the Quality Agreement. This provision only applies when Merrimack has made a written commitment to GTC for use of such services.

(b)	GTC shall be responsible for the Merrimack Product, as further set forth in Section 9.1 of the Quality Agreement, until such time as Merrimack Product, which satisfies the Product Specifications and other quality control provisions set forth in Section 2.9 of this Agreement, is capable of being delivered by GTC to Merrimack in accordance with Section 9.2 of the Quality Agreement and such satisfaction has been evidenced by a Certificate of Analysis prepared by GTC and delivered to Merrimack. After such time, Merrimack shall bear the risk of loss or damage to Merrimack Product for such time as the Merrimack Product resides at the GTC Premises to the extent such loss or damage is attributable to a fire, flood, act of God or other similar event which is (a) not attributable to a grossly negligent act or omission of GTC or (b) the willful or intentional misconduct of GTC.

2.4	Subcontracting The provisions of Section 10 of the Quality Agreement shall govern subcontracting under this Agreement.

2.5	Audits; Access Merrimack shall have the audit and access rights set forth in Section 7 of the Quality Agreement.

2.6

Manufacturing Process GTC shall provide the Manufacturing Services in accordance with the Production Records, Product Specifications, Quality Agreement and this Manufacturing Service Agreement. Merrimack shall have the right, at its expense, to change the Product Specifications and or Production Records from time to time during the Term of this Agreement based on prior written notice to GTC which defines

Confidential material omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.

specifically the modifications requested by Merrimack and that are made only in accordance with Section 5 of the Quality Agreement. GTC and Merrimack must agree on the appropriateness of the modifications taking into account the manufacturing process and state of process development for the Merrimack Product. GTC will provide Merrimack a revised pricing schedule and deliverables schedule based on the requested modifications if applicable. Any modifications requested by Merrimack will not be implemented by GTC until Merrimack provides written approval of the revised pricing and deliverable schedule. GTC shall make reasonable efforts to make the required changes in a reasonable timeframe.

2.7	Production Records Production Records will be maintained in accordance with Section 4 of the Quality Agreement.

2.8	Quality Control GTC shall conduct quality control testing of the Merrimack Product before shipment in accordance with the Production Record, Quality Agreement and this Manufacturing Service Agreement. GTC shall retain all records pertaining to testing as required by applicable Regulatory Requirements. Merrimack is solely responsible for any quality control testing performed by Merrimack or subcontracted by Merrimack to a third party.

2.9	Starting Material Release GTC is solely responsible for Starting Material release. GTC’s only responsibility is to demonstrate that the Starting Material has been manufactured and tested according to the Production Records, Quality Agreement, and this Manufacturing Services Agreement and that the Starting Material meets the Product Specifications.

2.10	Merrimack Forecast Merrimack will provide to GTC, within ********* of signing this agreement, as part of this agreement a written forecast (Exhibit 1) for the quantity of Source Material (liters) that it requires during the next ********* succeeding calendar quarters. The first ********* calendar quarters of such forecasts shall constitute a binding commitment by Merrimack to purchase Manufacturing Services for such quantity of Merrimack Product (“Binding Forecast”) and the ********* shall be based on Merrimack’s good faith estimate as of the date thereof, shall be non-binding (“Non-Binding Forecast”). Upon receipt of each forecast, GTC shall respond within ******** with its ability to meet the forecast, both binding and non-binding, along with a preliminary production schedule and production cost estimate for the Manufacturing Services for any activities under the Binding Forecast. If Merrimack requests an extension to an existing Campaign (Extended Campaign) or increases its Non-Binding Forecast, GTC does not have the obligation to fulfill Merrimack’s requests if other projects have already been scheduled or if GTC in its judgment cannot meet Merrimack’s requirements. Subsequently at least ********* in advance of each calendar quarter thereafter, Merrimack shall submit to GTC a revised ********* forecast. The first 2 quarters shall be a “Binding Forecast” and the ********* quarters shall be a “Non-Binding Forecast”.

2.11	Production Cost Estimate Upon receipt of the Merrimack Binding Forecast, GTC will prepare an estimate of the costs related to providing the Manufacturing Services

Confidential material omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.

necessary to produce the required Merrimack Product. The estimate will include a summary of suite costs, raw material costs, and any third party expenses and will be in accordance with the costs set forth in this Manufacturing Services Agreement. The production cost estimate will be provided to Merrimack for review and approval. An example of the cost estimate is provided in Exhibit 3.

2.12	Production Schedule Upon receipt of the Merrimack Binding Forecast, GTC will prepare a preliminary production schedule, taking into consideration factors such as required breeding activities to place animals in production. The preliminary production schedule will be provided to Merrimack for review and approval. An example of the schedule is provided in Exhibit 4.

2.13	Purchase Orders Based on the Binding Forecasts and approval of the cost estimate and preliminary production schedule, Merrimack will provide GTC with a binding written purchase order and down payment of ********* of the total Suite Occupation Fees estimated for the Merrimack Product Manufacturing Campaign or Extended Campaign within fifteen (15) days following Merrimack’s approval of GTC’s estimate of the costs associated with the Campaign or Extended Campaign.

2.14	Capital Costs The cost of equipment or facilities necessitated by any changes in the scope, scale, or level of regulatory compliance for the Merrimack Product manufacturing process will be charged directly to Merrimack. The capital costs will include an estimate for any GTC labor associated with procurement, validation, or start-up of either the equipment or facilities. GTC will provide to Merrimack a written quotation regarding the costs of any capital purchases or facilities which will be approved in writing by Merrimack prior to the commencement of any procurement activities. Any capital equipment charged to Merrimack will be the property of Merrimack.

2.15	Program Management Each Party shall appoint a Program Manager within ten (10) days of the Effective Date and notify the other Party the appointment. The Program Managers shall be responsible for the day-to-day interactions of the Parties related to the Manufacturing Services and the management of the Manufacturing Services. The Program Managers will ensure that regularly scheduled meetings are held between Merrimack and GTC to review the status of the Manufacturing Services. Each Party may change its Program Manager upon written notice to the other. Initially, the program managers shall be the persons identified in Section 3 of the Quality Agreement.

ARTICLE III

STANDARDS OF CARE AND COMPLIANCE WITH LAW

3.1	General GTC shall exercise all due and reasonable care with regard to any biological raw material, work-in-process, or finished product in its custody relating to the Manufacturing Services. In the event of any conflict between the terms of this Manufacturing Service Agreement and the terms of the Quality Agreement, the terms of the Manufacturing Service Agreement shall govern.

Confidential material omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.

3.2	Compliance with Applicable Law GTC shall comply with all applicable laws, requirements, rules, regulations, regulatory requirements, and standards prescribed by public authorities (including the U.S. Food and Drug Administration), in providing the Manufacturing Services and shall maintain all necessary records to comply with these applicable laws, requirements, rules, regulations and standards. Without limiting the foregoing, GTC shall comply with current Regulatory Requirements solely for the manufacture of Phase I/II Clinical Supply.

3.3	FDA Documents and Reports GTC shall cooperate fully with Merrimack in promptly filing all documents and reports required or requested by the FDA or other regulatory agency or requested by Merrimack, and shall provide Merrimack with such information as Merrimack may require or request with regard to those filings, including all reports, authorizations, certificates, methodologies, specifications and other documentation in the possession of or under the control of GTC. The costs associated with all such activities will be borne by Merrimack. GTC will provide Merrimack with an estimate for these costs within ten (10) business days after receiving a definition of the scope and deliverables required by Merrimack in support of such activities. The costs for all such activities will be calculated on a time and materials basis. GTC will not initiate any work for Merrimack until a written agreement defining the scope and costs for such work has been executed by the parties.

4.1	Manufacturing Services Fees. In consideration of GTC’s providing the Manufacturing Services, Merrimack agrees to pay GTC Manufacturing fees in accordance with the following rate schedule:

(a)	Merrimack shall pay US ********* (the “Hourly Labor Fee”) for Full Time Employees (“FTEs”) involved in any activities outside the here within defined scope of the Manufacturing Service Agreement which have been approved in writing by Merrimack. Merrimack will issue a separate purchase order for these services and will be invoiced for such FTE costs on a monthly basis. Invoices are due and payable within thirty (30) days of receipt unless otherwise agreed in writing by the Parties.

(b)	Merrimack shall pay Suite Occupancy charges for the various suites employed in the manufacture of Merrimack Product. In addition, Merrimack will be responsible for paying any of the Associated Manufacturing Fees (as set forth below) required for the manufacture of Merrimack Product.

Suite Occupation Fees:

Building ********* or substitute Source Material Collection Suite ********* (Source Material Collection when Source Material is not intended for Starting Material)

Building ********* or substitute Source Material Collection Suite ********* (Source Material Collected for processing)

Building ********* or substitute Starting Material Processing Suite *********

Confidential material omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.

Associated Manufacturing Fees:

Breeding and qualification of animals for natural lactation or herd expansion.

********* with fetus carried to full term when breeding occurs from *********.

********* with fetus carried to full term when breeding occurs from *********.

Prices include all animal testing (PCR identification of offspring and Southern blot analysis of Tg offspring), 2 months nursery care and feeding of offspring, and identification marking of offspring.

Source Material Testing and Release ********* (batch defined as ~ ********* days of Source Material Collection)

Starting Material Testing and Release $********* Merrimack to define number of Starting Material batches for viral and mycoplasma testing.

Viral Testing *********

Mycoplasma Testing *********

All pricing included in this agreement may be adjusted by GTC annually from the pricing of the preceding year, which adjustments shall not exceed the annual increase in the Consumer Price Index as calculated in accordance with the following. If the “Consumer Price Index for Urban Wage Earners and Clerical Workers, U.S. City Average, All Items (1982-84 = 100)” (the “Price Index”) published by the Bureau of Labor Statistics of the United States Department of Labor, or any successor index, appropriately adjusted reflects an increase in the cost of living over and above the cost of living as reflected by the Price Index for the month of July 2005 (the “Base Price Index), the pricing in this Agreement may be adjusted. On September 1 of each year there shall be a calculation done by multiplying the pricing set forth in this Agreement by a fraction, the numerator of which shall be the Price Index for the immediately preceding month of July and the denominator of which shall be the Base Price Index.

On the Effective Date, GTC and Merrimack shall have agreed to the estimated number of days of Suite Occupancy, associated with the initial manufacturing Campaign as defined in the Binding Forecast. Both parties will have also agreed to the total costs associated with the delivery of such services by GTC. GTC shall not exceed the Suite Occupancy charges without the prior written approval of Merrimack, and upon such approval, Merrimack agrees to pay all actual Suite Occupation fees and Associated Manufacturing Fees incurred by GTC, subject to the following paragraph.

Confidential material omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.

Merrimack will not be invoiced for any fees (other than the down-payment set forth in Section 2.13) until such time as Merrimack Product, which satisfies the Product Specifications and other quality control provisions set forth in Section 2.9 of this Agreement, and is capable of being delivered by GTC to Merrimack in accordance with Section 9.2 of the Quality Agreement and such satisfaction has been evidenced by a Certificate of Analysis prepared by GTC and delivered to Merrimack. After such time, Merrimack may be invoiced only for the daily Suite Occupation Fees for each area and Associated Manufacturing Fees that in each case relate to the delivered Merrimack Product. Invoices are due and payable within fifteen (15) days of receipt unless otherwise agreed in writing by the Parties. Any down payments made by Merrimack will be credited against the invoice (or future invoices as applicable) amount on a pro-rata basis. Notwithstanding the foregoing, Merrimack may be invoiced monthly for fees from “Source Material Collection Where Source Material Not Intended for Starting Material”, as set forth above under Suite Occupation Fees and Associated Manufacturing Fees. Invoices are due and payable within thirty (30) days of receipt unless otherwise agreed in writing by the Parties.

(c)	Merrimack shall pay GTC ********* for the completion of the Purification Run, defined as shipment of Purified Bulk Drug Substance meeting the criteria defined in the Quality Agreement.

(d)	Merrimack shall pay all GTC incurred charges not otherwise set forth above (the “Other Charges”) for all materials/consumables, shipping and third party contractor services required in support of the Manufacturing Services. Materials/Consumables, shipping and/or third party contractor services will be paid for by Merrimack in an amount equal to GTC’s cost plus *********. GTC will provide Merrimack with a written list of materials/consumables (Exhibit 5), including estimated quantities required to support the Manufacturing Services. The List may be modified at any time, in writing, by mutual agreement of the Parties. Merrimack will be invoiced for such costs on a monthly basis. Invoices are due and payable within thirty (30) days of receipt unless otherwise agreed in writing by the Parties. GTC will provide Merrimack with the original vendor invoices, at Merrimack’s request.

4.2	Additional Services In the event the Parties agree to amend the scope of the Manufacturing Services, the Parties shall negotiate in good faith appropriate adjustments to the fees payable. Any adjustment to the scope of the Manufacturing Services and fees shall be effective only if in writing and agreed by both Parties. It is understood that the Manufacturing Service Fees will change only to the extent that the Manufacturing Services are added or removed from the Manufacturing Service Agreement.

ARTICLE V

TERM AND TERMINATION

5.1	Term

(a)	This Manufacturing Service Agreement shall commence on the Effective Date and shall terminate upon termination or expiration of the Master Agreement, unless earlier terminated pursuant to Sections 5.1(b) or 5.1(c).

(b)	Merrimack may terminate this Agreement upon material breach by GTC of any of GTC’s obligations hereunder. Merrimack shall not have the right to terminate this Agreement until written notice of such breach has been delivered to GTC and (i) for breaches curable within thirty (30) days, GTC has been given thirty days to cure the breach, and (ii) for breaches incurable within thirty (30) days, GTC has been given sixty (60) days to cure the breach. In either case, following written notice of breach from Merrimack, GTC shall use its best efforts to cure such breach as promptly as possible.

(c)	GTC may terminate this Agreement in the event of a material breach by Merrimack that results in GTC’s inability to perform the Manufacturing Services as set forth in the Agreement, provided, however, that if such material breach is non-payment by Merrimack, GTC shall not have the right to terminate this Agreement until notice of such non-payment and thirty (30) days opportunity to cure has been provided to Merrimack.

5.2	Effect of Termination. In addition to, but not in lieu of the consequences set forth in the Master Agreement, the following consequences of termination shall be applicable to this Manufacturing Agreement:

(a)	If this Agreement terminates pursuant to Section 5.1(a) as a result of Merrimack exercising its rights under Section 6.2 of the Master Agreement or if this Agreement is terminated pursuant to Section 5.1(b) of this Agreement, Merrimack shall not owe to GTC any fees after such termination, other than fees incurred prior to the date of termination which were or could have been invoiced prior to the date of termination but which have not yet been paid by Merrimack. However, if GTC has the ability to complete, and does complete, work under any Binding Forecast in accordance with the terms of this Manufacturing Service Agreement, then Merrimack will be obligated to pay GTC upon completion of such work.

(b)	If this Agreement terminates pursuant to Section 5.1(a) as a result of GTC exercising its rights under Section 6.2.1, 6.2.2, 6.2.3, 6.2.4 or 6.2.5 of the Master Agreement or if this Agreement is terminated pursuant to Section 5.1(c) of this Agreement, Merrimack shall pay to GTC all fees properly invoiced by GTC but not yet paid by Merrimack, plus, as liquidated damages and not as a penalty, a termination fee equal to one hundred percent (100%) of the remaining uninvoiced portion of the Suite Occupation Fees as outlined in Section 4.1(b) based on the most recent Binding Forecast in effect as of the date of termination. If GTC is able to identify another client to use the Merrimack capacity defined in the Binding Forecast then GTC would apply up to a 50% credit towards the total payment owed by Merrimack to GTC for said capacity in the Binding Forecast.

5.3

Survival The provisions of Article V and Sections 1, 3.3 and 6.1 shall survive any termination or expiration of this Manufacturing Service Agreement. Upon termination or expiration of this Manufacturing Service Agreement, GTC shall return to Merrimack all Merrimack Product provided Merrimack has met all financial obligations required to be met following termination, as set forth in this Article V, Merrimack Equipment if owned by Merrimack, related manufacturing and quality documentation and all Confidential Information (as defined in Section 3 of the Master Agreement) furnished by Merrimack, together with all copies, except that GTC may retain one (1) copy of any particular item of Confidential Information in its legal department only to the extent required for determination of its obligations under this Manufacturing Service Agreement. If this Agreement terminates pursuant to Section 5.1(a) as a result of GTC exercising its rights under Section 6.2 of the Master Agreement or if this Agreement is terminated pursuant to Section 5.1(c) of this Agreement, any costs associated with the transfer of product, equipment, and documentation will be solely the responsibility of Merrimack. If this Agreement terminates pursuant to Section 5.1(a) of as a result of Merrimack exercising its rights under Section 6.2 of the Master Agreement or if this Agreement is terminated pursuant to Section 5.1(b) of this Agreement, any costs associated with the transfer of product, equipment, and documentation will be solely the responsibility of GTC.

ARTICLE VI

MISCELLANEOUS

6.1	Notices All notices shall be provided in accordance with Section 17 of the Master Agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed this Manufacturing Service Agreement as of the date first above written.

Merrimack Pharmaceuticals, Inc.

By:		Date:
Name: Vincent Simmon
Title: Chief Operating Officer

GTC Biotherapeutics, Inc.

By:		Date:
Name: Geoffrey Cox
Title: Chairman of the Board, President and Chief Executive Officer

Confidential material omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.

Exhibit 1

Merrimack Forecast (Binding / Non Binding)

Binding

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Non-binding

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Provided By (Merrimack) Date	Accepted By (GTC) Date

Exhibit 2

Quality Agreement

Quality Agreement

Between

Merrimack Pharmaceuticals Inc.

101 Binney Street

Cambridge, MA 02142

and

GTC Biotherapeutics, Inc.

175 Crossing Boulevard

Framingham, MA 01702

September 9, 2005

THIS AGREEMENT is made this 9th day of September 2005 (the “Effective Date”), by and between Merrimack Pharmaceuticals, Inc., a Massachusetts corporation with offices located at 101 Binney Street, Cambridge, Massachusetts 02142 (“MERRIMACK”) and GTC Biotherapeutics, Inc., a Massachusetts corporation with offices located at 175 Crossing Boulevard, Framingham, Massachusetts 01702 (“GTC”). (GTC and MERRIMACK each individually a “Party” and collectively the “Parties”).

Whereas, this Quality Agreement relates to

•	Source Material and Starting Material containing MERRIMACK’s Active Pharmaceutical Ingredient MM-093, MM-093 Drug Substance, and MM-093 Drug Product (hereinafter referred to as the “MATERIAL”);

•	provide the relevant Quality Assurance (QA) and Good Manufacturing Practices (GMP) compliance responsibilities (collectively the “Quality Responsibilities”) as allocated between MERRIMACK and GTC with respect to the MATERIAL;

•	the goal of this QUALITY AGREEMENT is to define the Quality Responsibilities and expectations associated with the collection, clarification, purification, and testing of the MATERIAL supplied to MERRIMACK by GTC; and

•	the MATERIAL is being produced under the Manufacturing Service Agreement, of even date herewith, between the Parties.

•	GTC may provide services related to the production and/or testing of Drug Substance and Drug Product from time to time under a separate Manufacturing Services Agreement.

NOW THEREFORE, in consideration of the premises and agreements herein contained, the Parties hereto agree as follows:

1.1	Definitions.

1.1.1	“GMP” shall mean Good Manufacturing Practice as defined by the applicable requirements of the “Code of Federal Regulations of the U.S. Food and Drug Administration”, 21 CFR Parts 210, 211, 600, and 610 and “ICH Q7A Good Manufacturing Practice Guidance for Active Pharmaceutical Ingredients”.

1.1.2	“Deviations” shall mean an unexpected event or result occurring during an activity which may effect the quality, safety, potency, or compliance status of product or process of the MATERIAL.

1.1.3	“Material Specifications” shall mean specifications listed in Appendix A.

1.1.4	“Drug Product” shall mean formulated, sterile, vialed MM-093 Drug Substance.

Confidential material omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.

1.1.5	“Purified Bulk Drug Substance” shall mean the output of the MM-093 process.

1.1.6	“Source Material” shall mean milk containing MM-093 from a qualified transgenic animal(s).

1.1.7	“Starting Material” shall mean Clarified Source Material.

2.	Responsibilities of the Parties Relative to the Quality Agreement.

2.1	GTC will comply with relevant operating procedures, batch manufacturing documents, and any other GMP related documents necessary for the fulfillment of their obligations regarding the production and testing of MATERIAL.

2.3	GTC will meet the relevant Quality Responsibilities associated with the manufacture of the MATERIAL as agreed upon herein.

2.4	GTC will comply with relevant regulations as defined in this Agreement relating to the manufacture and testing of the MATERIAL under the Manufacturing Services Agreement.

2.5	Batch numbering for the MATERIAL will be the responsibility of GTC.

Labeling requirements will be specified in the Batch Documentation. Labeling requirements other than lot identification will be the responsibility of MERRIMACK. Any requested changes in labeling by MERRIMACK will be provided to GTC in writing. GTC will make the changes as defined in Section 5.0. If GTC requires changes to the labeling, it will notify MERRIMACK in writing. MERRIMACK must approve in writing any changes recommended by GTC. GTC will follow those guidelines in Section 5.0 to implement the changes once approval has been received.

2.6	All packaging requirements for MATERIAL will be defined by MERRIMACK. It will be the responsibility of GTC to define those requirements in the batch documents. Merrimack will be responsible for defining, specifying, procuring, and validating the packaging used for shipment of any MATERIAL.

3.	Communications Between the Parties.

Following are the contact persons for each Party relative to this Agreement:

On Behalf of MERRIMACK:

Operations:	***************

Quality:	***************

Confidential material omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.

On Behalf of GTC:

Operations:	***************

Quality:	***************

4.	Batch Documentation.

4.1	GTC shall prepare or have prepared relevant written Source Material Collection, clarification, purification, and quality control documents according to its internal procedures and standards. These documents shall be approved by GTC, and made reasonably available to MERRIMACK upon written request. MERRIMACK shall at its option review and approve all MERRIMACK specific batch documentation and release testing documentation.

4.2	GTC shall provide to MERRIMACK copies of documents for the following:

1.	Manufacturing Batch Records

2.	Release test results and raw data for Drug Substance and Drug Product

3.	Summary of Environmental Monitoring Data where applicable

4.	Equipment Maintenance Records where applicable

5.	Raw material release documentation

4.3	All original batch production documents will be retained by GTC for not less than five (5) years, or any other time agreed upon in writing between MERRIMACK and GTC. After that time, GTC will notify MERRIMACK prior to destruction of any such documents and will transfer them to MERRIMACK upon written request.

5.	Change Control.

5.1	Proposed changes to production batch documentation including changes in the process specifications, batch manufacturing records, or process related documents, must be communicated and approved in writing by both Parties prior to implementation. Regardless of which party initiates the request, both parties have the obligation to provide a response within seven (7) days of receipt of a change request. Both Parties will discuss the change and mutually agree upon the appropriateness and timing of the implementation.

5.2	GTC will inform MERRIMACK prior to any significant changes in the premises or equipment associated with the production or processing of the MATERIAL under the Manufacturing Services Agreement.

6.	Deviations.

6.1	GTC will investigate and report deviations related to the collection, clarification, purification, and quality control testing of the MATERIAL. GTC will report such deviations to MERRIMACK within one (1) business day of discovery or occurrence. MERRIMACK and GTC will work in a timely manner to address any deviations that may occur during the production and testing of MATERIAL.

6.2	MERRIMACK is solely responsible for determining the suitability of the MATERIAL for its intended use.

7.	Audits.

7.1	MERRIMACK shall have the right to schedule, at a mutually convenient time, a routine annual audit of GTC’s facilities and procedures. If requested in writing, access for additional audits may be granted by GTC, so long as such audits do not unreasonably disrupt GTC’s operations or production efforts. All audits will be limited to those facilities and premises that support the production and testing of MERRIMACK MATERIAL.

7.2	MERRIMACK will provide a full and complete copy of such audit report(s) to GTC.

7.3	Upon receipt of the audit report, GTC will respond in writing to the observations made by MERRIMACK with a corrective action plan and schedule for implementation.

7.4	Upon prior notice (minimally 48 hours) Merrimack has the right to perform a for-cause audit in response to deviations at GTC.

7.5	If GTC or MERRIMACK receives notice of any inspection regarding MERRIMACK MATERIAL, they will promptly notify the other Party. GTC will manage all regulatory inspections of GTC’s facilities. A MERRIMACK representative(s) may participate in the inspection involving MERRIMACK MATERIAL. For inspections not involving MERRIMACK’s MATERIAL, MERRIMACK will receive notification of the inspection within two (2) weeks.

7.6	GTC is to advise Merrimack of any observations/deficiencies related to GTC’s responsibilities or activities, arising from inspections of GTC’s facilities carried out by regulatory authorities relating to the MATERIAL production, manufacture, storage, and shipment. GTC agrees that Merrimack may review all regulatory findings or communications between GTC and a regulatory agency that directly relate to the MATERIAL. Merrimack will be allowed three business days to review responses to observations related to the MATERIAL, prior to submission by GTC. The wording and submission of the final response is the responsibility of GTC.

8.	Testing and Release Criteria.

8.1	Specifications for Quality, Strength, Purity, and Identity must be reasonably met by GTC in order for MERRIMACK to release the MATERIAL. This includes, as required, testing of the Source and Starting MATERIALS, Purified Bulk Drug Substance, and Purified Drug Product. Details of the required testing and specifications are set forth in Table 1, Table 2, Table 3, and Table 4, attached hereto as Appendix A. MERRIMACK shall inform GTC of any changes to the level of analytical method qualification that may be required by MERRIMACK. Any changes will be addressed according to Section 5 of the Agreement. GTC will provide a Certificate of Analysis for MATERIAL upon completion of such testing.

8.2	Required testing and specifications shall be updated if MERRIMACK reasonably determines such changes to be required to maintain the safety or efficacy of the MATERIAL, to comply with applicable law or regulations, or to facilitate the approval of the MATERIAL for use.

8.3	MERRIMACK is solely responsible for determining the suitability of the MATERIAL for its intended use.

8.4	MATERIAL or manufacturing investigations are generally the responsibility of the GTC.

Investigations shall be conducted in accordance with the GTC’s quality system investigation procedures.

In some cases, generally to determine the MATERIAL impact, MERRIMACK may participate or provide information in support of such investigation. MERRIMACK has the responsibility to meet the timeframe as defined in GTC’s Quality System.

In cases where MERRIMACK requests an investigation, the MERRIMACK must make this proposal in writing to the GTC. The GTC must implement the investigation using the GTC’s quality system.

8.5	MERRIMACK is responsible for notifying the FDA regarding any Biological Product

Deviations according to 21 CFR 600.14.

8.6	MERRIMACK and GTC shall cooperate in the evaluation and analysis of all test specifications defined in Table 1, 2, 3, and 4. MERRIMACK from time to time may change the product specifications based on the analysis performed.

9.	Storage and Shipment of MATERIAL.

9.1	GTC shall be responsible for the in-process storage of the Source Material, Starting Material, and Bulk Drug Substance at a temperature range of 2-8[o]C.

9.2	GTC shall be responsible for the shipment of the MATERIAL in accordance with MERRIMACK’s written shipping specifications provided by MERRIMACK by a person with appropriate authority. No shipment will be performed without written conditional approval by MERRIMACK and prior authorization for shipment by GTC’s Quality Assurance Department.

    All outer cartons will be labeled indicating:

•	Name of product and concentration

•	Number of units

•	Batch/Lot number

10.	Subcontractors. GTC may use subcontractors to fulfill its obligations hereunder with the prior written consent of MERRIMACK. Such consent shall not be unreasonably withheld.

11.	Complaints / Recalls. MERRIMACK is responsible for complaints and recalls of the Drug Product. If requested, GTC will assist MERRIMACK in the investigation of any complaint or recall that may relate to MATERIAL produced by GTC.

12.	Miscellaneous.

12.1	Termination. This Agreement shall terminate upon termination or expiration of the Manufacturing Service Agreement.

12.2	MERRIMACK is responsible for the following as related to MATERIAL produced by GTC: all stability; validation of processing hold times; buffer stability; column reuse and longevity studies; process validation; viral clearance studies; MERRIMACK analytical validation; and for development and justification of all processing parameters relating to the MATERIAL. If agreed, these studies may be contracted to GTC.

[Remainder of Page Intentionally Left Blank]

Confidential material omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.

IN WITNESS WHEREOF, duly authorized representatives of GTC and MERRIMACK have signed this Agreement as a document under seal as of the date written below, whereupon this shall become a binding agreement between the Parties, subject to the laws and the jurisdiction of the Commonwealth of Massachusetts.

GTC BIOTHERAPEUTICS, INC.		MERRIMACK PHARMACEUTICALS, INC.

By:		By:
	************		************
	Duly Authorized		Duly Authorized

Date:		Date:

GTC BIOTHERAPEUTICS, INC.

By:
************
Duly Authorized

Date:

Appendix A

Confidential material omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.

Table 1: ***************

Test	Method Reference	Acceptance Criteria
Quality: ***************	***************	***************
Strength: ***************	***************	***************

Table 2: ***************

Test	Method Reference	Acceptance Criteria
Quality Tests: ***************	***************	***************
Strength Tests: ***************	***************	***************

Confidential material omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.

Table 3: ***************

Test	Method Reference	Acceptance Criteria
Quality: ***************	***************	***************
Strength: ***************	***************	***************
Purity: ***************	***************	***************
Identity: ***************	***************	***************

Confidential material omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.

Table 4: ***************

Test	Method Reference	Acceptance Criteria
Quality: ***************	***************	***************
Strength: ***************	***************	***************
Purity: ***************	***************	***************
Identity: ***************	***************	***************

Confidential material omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.

Exhibit 3

Production Cost Estimate

Example Only*

*********

Merrimack’s estimate for 12 batches of clarified Starting

Material for 3 DS production runs in 2005

		unit	Q3 05	Q4 05	Q1 06	Q2 06	Total
****************		*****
****************		*****
****************			*****	*****	*****	*****	*	****
****************		*****	*****	*****	*****	*****	*	****
****************		*****	*****	*****			*	****
****************		*****	*****	*****			*	****

	unit rate	unit	Q3 05	Q4 05	Q1 06	Q2 06
****************
****************	*****	*****	*****	*****	*****	*****	*	****
****************	*****	*****	*****	*****	*****	*****	*	****
							*	****

Confidential material omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.

************************	*****	*****	*****	*****	*****	*****

*****

************************

************************	*****	*****	*****	*****	*****	*****

************************	*****	*****	*****	*****	*****	*****	*****

*****

************************

************************	*****	*****	*****	*****	*****	*****

************************	*****	*****	*****	*****	*****	*****	*****

************************	*****	*****	*****	*****	*****	*****	*****

************************	*****	*****	*****	*****	*****	*****	*****

************************	*****	*****					*****

************************	*****	*****

************************	*****	*****

TOTAL			*****	*****			*****************

*	This is only an example and does not represent the actual requirements of Merrimack.

Confidential material omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.

Exhibit 4

Preliminary Production Schedule for Current Binding Forecast

GANNT CHART

Example Only

*********

Confidential material omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.

Exhibit 5

Bill of Materials – Source Material Collection and Clarification Processing

Estimates *

Merrimack AFP Bill of Materials

Source Material Collection and Processing

Bill of Materials	Unit	Quantity	Merrimack Unit Cost	Total Cost per Item

Source Material Collection - per segment
*********	*********	*********	*********	*********
*********	*********	*********	*********	*********
*********	*********	*********	*********	*********
*********	*********	*********	*********	*********
*********	*********	*********	*********	*********
*********	*********	*********	*********	*********

Source Material - Total Cost per segment				*********

Total Cost per day *********					*********

Source Material Processing - per batch
*********	*********	*********	*********	*********
*********	*********	*********	*********	*********
*********	*********	*********	*********	*********
*********	*********	*********	*********	*********
*********	*********	*********	*********	*********
*********	*********	*********	*********	*********
*********	*********	*********	*********	*********
*********	*********	*********	*********	*********
*********	*********	*********	*********	*********

Source Material Processing - Total Cost per batch					*********

*	*********

Confidential material omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.

Exhibit 6

List of Merrimack Production/Support Documentation

************
************	*	********
************	*	********

************
************	*	********
************	*	********
************	*	********
************	*	********
************	*	********

************
************	*	********
************	*	********
************	*	********
************	*	********